Exhibit 99.1

Sands China Ltd.
FORM OF LETTER OF TRANSMITTAL
Offer to Exchange All Outstanding
US$700,000,000 2.300% Senior Notes due 2027
US$650,000,000 2.850% Senior Notes due 2029
US$600,000,000 3.250% Senior Notes due 2031

For an Equal Principal Amount of
2.300% Senior Notes due 2027
2.850% Senior Notes due 2029
3.250% Senior Notes due 2031
Which Have Been Registered Under the Securities Act of 1933
Pursuant to the Prospectus, dated        , 2022

The Exchange Offer and Withdrawal Period Will Expire at 5:00 PM, New York City Time, on , 2022, Unless Extended (such time and date, as it may be extended, the “Expiration Date”)
The Exchange Agent (the “Exchange Agent”) for the Exchange Offer is:
U.S. Bank National Association
111 Fillmore Ave E
Saint Paul, MN 55107
Attention: Corporate Actions
Fax: 651-466-7372
Email: Cts.specfinance@usbank.com
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.
Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).
This Letter of Transmittal (this “Letter of Transmittal”) is being furnished by Sands China Ltd. (the “Company”) in connection with its offer to exchange all of its currently outstanding 2.300% Senior Notes due 2027, 2.850% Senior Notes due 2029 and 3.250% Senior Notes due 2031 (collectively, the “Outstanding Notes”), which were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), under an indenture, dated September 23, 2021 (the “Indenture”), between the Company and the U.S. Bank National Association, as trustee, for an equal principal amount of its newly issued 2.300% Senior Notes due 2027, 2.850% Senior Notes due 2029 and 3.250% Senior Notes due 2031 (collectively, the “Notes”), respectively, which have been registered under the Act. The Company has prepared and delivered to holders of the Outstanding Notes a Prospectus, dated        , 2022 (the “Prospectus”). The Prospectus, this Letter of Transmittal and the related materials together constitute the Company’s offer (the “Exchange Offer”).
For each Outstanding Note accepted for exchange, the holder will receive a Note having a principal amount equal to that of the surrendered Outstanding Note. The Notes will bear interest from the most recent date to which interest has been paid on the Outstanding Notes. Accordingly, registered holders of Notes on the relevant record date for the first interest payment date following completion of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Outstanding Notes are accepted for exchange will not receive any payment of interest on the Outstanding Notes otherwise payable on any interest payment date the record date for which occurs after completion of the Exchange Offer.
The Exchange Offer will expire at 5:00 PM, New York City time, on        , 2022, unless extended, in which case the Exchange Offer will expire at the last time and on the last date to which the Exchange Offer is extended.

This Letter of Transmittal is to be completed by a holder (a) if certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by the holder or (b) if tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through the DTC Automated Tender Offer Program (“ATOP”), and an Agent’s Message (as defined below) is not delivered as provided in the next paragraph.
Holders of Outstanding Notes who are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute their tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message (as defined below) to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP. As used herein, the term “Agent’s Message” means, with respect to any tendered Outstanding Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to those Outstanding Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND USING REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY PRIOR TO THE EXPIRATION DATE.
Please note that the Notes are only available in Hong Kong or to persons in Hong Kong who are (a) “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong; and (b) acquiring the Notes in circumstances which do not result in the Prospectus being a “prospectus” as defined in the Companies (Winding up and Miscellaneous Provisions) Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. For a person outside Hong Kong, the Notes are only available to a person to whom securities may be sold in accordance with a relevant exemption from public offer regulations in that jurisdiction.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT CTS.SPECFINANCE@USBANK.COM OR AT ITS ADDRESS SET FORTH ABOVE.

Holders who wish to tender their Outstanding Notes must complete Box 1, Box 2, Box 2A and Box 4 and must sign this Letter of Transmittal in Box 4.
BOX 1
TENDER OF OUTSTANDING NOTES

☐	CHECK HERE IF CERTIFICATES REPRESENTING THE TENDERED OUTSTANDING NOTES ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.
☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
Account Number:
Transaction Code Number:
☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

List below the Outstanding Notes being tendered herewith. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Outstanding Notes will be accepted only in minimum denominations of US$200,000 and integral multiples of US$1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

BOX 2 DESCRIPTION OF OUTSTANDING NOTES TENDERED

Description of 2.300% Senior Notes due 2027
All Tendering Holders of 2.300% Senior Notes due 2027 Complete This Box:

Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Outstanding Notes, or on a security position	Certificate number(s) of Outstanding Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

Description of 2.850% Senior Notes due 2029
All Tendering Holders of 2.850% Senior Notes due 2029 Complete This Box:

Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Outstanding Notes, or on a security position	Certificate number(s) of Outstanding Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

Description of 3.250% Senior Notes due 2031
All Tendering Holders of 3.250% Senior Notes due 2031 Complete This Box:

Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Outstanding Notes, or on a security position	Certificate number(s) of Outstanding Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

* **

DOES NOT need to be completed if Outstanding Notes are tendered by book-entry transfer.
Unless otherwise indicated, the holder will be deemed to have tendered the entire face amount of all Outstanding Notes represented by tendered certificates. See Instruction 4.

BOX 2A
INVESTOR PROFILE
If you are the beneficial owner of all of the Outstanding Notes tendered by you, please check one of the following boxes only:

☐	(1) CHECK HERE if you are an INSTITUTIONAL PROFESSIONAL INVESTOR.
☐	(2) CHECK HERE if you are a CORPORATE PROFESSIONAL INVESTOR.
☐	(3) CHECK HERE if you are an INDIVIDUAL PROFESSIONAL INVESTOR.
☐	(4) CHECK HERE if you are a PRIVATE BANKING CLIENT (if not included in (2) or (3) above).
If you are not the beneficial owner of any or all of the Outstanding Notes tendered by you, please insert the aggregate principal amount of each series of all Outstanding Notes tendered by you in accordance with the type(s) of beneficial owner(s) of the Outstanding Notes:

	2.300% Senior Notes due 2027	2.850% Senior Notes due 2029	3.250% Senior Notes due 2031
INSTITUTIONAL PROFESSIONAL INVESTOR
CORPORATE PROFESSIONAL INVESTOR
INDIVIDUAL PROFESSIONAL INVESTOR
PRIVATE BANKING CLIENT
See Instruction 10 for the meaning of “Institutional Professional Investor,” “Corporate Professional Investor,” “Individual Professional Investor” and “Private Banking Client.”

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing the Outstanding Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of those Outstanding Notes.

BOX 3
SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1 AND 2)
Complete the information in the blanks below this paragraph ONLY if (1) either (a) the Notes issued in exchange for Outstanding Notes tendered hereby, or (b) Outstanding Notes in a principal amount not tendered or not accepted for exchange, are to be issued or reissued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in Box 2 entitled “Description of Outstanding Notes Tendered” within this Letter of Transmittal, or if (2) either (a) the Notes that are delivered by book-entry transfer, or (b) the Outstanding Notes delivered by book-entry transfer that are not accepted for exchange, are to be returned by credit to an account maintained by DTC other than the account indicated in Box 1 above entitled “Tender of Outstanding Notes.”
Issue Notes or return unexchanged Outstanding Notes to:

Name:
Address:

(Include Zip Code)
(Tax Identification or Social Security Number)

☐ Credit Notes or unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below:

Complete the following only if certificates for Notes or for unexchanged Outstanding Notes are to be sent to someone other than the person named above or to that person at an address other than that shown in Box 2 entitled “Description of Outstanding Notes Tendered.”

Name:
Address:

(Include Zip Code)
(Tax Identification or Social Security Number)

(See Form W-9 herein)
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
The undersigned is a holder of 2.300% Senior Notes due 2027, 2.850% Senior Notes due 2029 or 3.250% Senior Notes due 2031 (collectively, the “Outstanding Notes”), issued by Sands China Ltd. (the “Company”) under an indenture, dated September 23, 2021 (the “Indenture”), between the Company and the U.S. Bank National Association, as trustee.
The undersigned acknowledges receipt of the Prospectus, dated        , 2022 (the “Prospectus”), and this Letter of Transmittal (this “Letter of Transmittal”), which together with the related materials constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to US$1,950,000,000 of Outstanding Notes that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), for an equal principal amount of its newly issued 2.300% Senior Notes due 2027, 2.850% Senior Notes due 2029 and 3.250% Senior Notes due 2031 (collectively, the “Notes”), respectively, which have been registered under the Act.
The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, and in accordance with this Letter of Transmittal, the principal amount of Outstanding Notes indicated in Box 2 above entitled “Description of Outstanding Notes Tendered” under each column heading “Aggregate principal amount tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amounts represented by the Outstanding Notes described in that table). The undersigned acknowledges and agrees that Outstanding Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.
Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Outstanding Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. By executing this Letter of Transmittal, subject to and effective upon acceptance for exchange of the Outstanding Notes tendered therewith, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full powers of substitution and revocation (such powers of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Outstanding Notes and all evidences of transfer and authenticity to, or transfer ownership of such Outstanding Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Outstanding Notes for transfer of ownership on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.
If the undersigned is not the registered holder of the Outstanding Notes listed in Box 2 above labeled “Description of Outstanding Notes Tendered” under the column heading “Aggregate principal amount tendered” or such registered holder’s legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a Letter of Transmittal in respect of such Outstanding Notes on behalf of the registered holder thereof, and that proxy is being delivered with this Letter of Transmittal.
THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY, AND THAT WHEN THOSE OUTSTANDING NOTES ARE ACCEPTED FOR EXCHANGE BY THE COMPANY, THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THOSE OUTSTANDING NOTES WILL NOT BE SUBJECT TO ANY ADVERSE CLAIMS. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The undersigned acknowledges and agrees that a tender of Outstanding Notes pursuant to any of the procedures described in the Prospectus and in this Letter of Transmittal and an acceptance of such Outstanding Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.
The Exchange Offer will expire at 5:00 PM, New York City time, on        , 2022, unless extended by the Company in its sole discretion or earlier terminated (such time and date, as it may be extended, the “Expiration Date.”
The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Outstanding Notes. The certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.
No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. This tender of Outstanding Notes may be withdrawn at any time prior to the Expiration Date. See “The Exchange Offer — Withdrawal of Tenders” in the Prospectus.
The undersigned hereby represents and warrants that: (i) the undersigned is acquiring the Notes in the ordinary course of its business; (ii) the undersigned, if not a broker-dealer, is not engaged in, and does not intend to engage in, a distribution of the Notes; (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the Notes; (iv) the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 under the Act; and (v) the undersigned is not prohibited by any law or policy from participating in the Exchange Offer. By tendering Outstanding Notes pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Outstanding Notes that is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Staff”) to third parties, that (a) such Outstanding Notes held by the broker-dealer are held only as a nominee or (b) such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Act in connection with any resale of such Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act).
The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the Staff, as set forth in no-action letters issued to third parties, that the Notes issued in exchange for Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Act), without compliance with the registration and prospectus delivery provisions of the Act, provided that such Notes are acquired in the ordinary course of such holders’ business and the holders have no arrangement with any person to participate in the distribution of the Notes. However, the Company has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the Staff would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the Staff and (b) must comply with the registration and prospectus delivery requirements of the Act in connection with any resale transaction.
The undersigned acknowledges that, other than in the United States, no action has been taken by the Company that would permit a public offering of the Notes in any jurisdiction where action for that purpose is required. The undersigned, if outside the United States, represents and warrants that the undersigned is acquiring the Notes only in circumstances permitted under applicable law as described in the “Plan of Distribution” section of the Prospectus. The undersigned further represents and warrants that (i) the undersigned is a “professional investor” as defined in Chapter 37 of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited and the Securities and Futures Ordinance (Cap. 571) of Hong Kong; and (ii) the undersigned is acquiring the Notes in circumstances which do not result in the Prospectus being a “prospectus” as defined in the Companies (Winding up and Miscellaneous Provisions) Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance.
The Company has agreed that, subject to the provisions of the registration rights agreement, dated as of September 23, 2021, among the Company, Barclays Capital Inc., BofA Securities, Inc. and Goldman Sachs & Co. LLC (the “Registration Rights Agreement”), the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances) or, if earlier, when all such Notes have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Outstanding Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Outstanding Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Notes may be resumed, as the case may be.
Outstanding Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Company will deliver the Notes as promptly as practicable following acceptance of the tendered Outstanding Notes. The Exchange Offer is subject to a number of conditions, as more particularly set forth in the Prospectus. See “The Exchange Offer — Conditions to the Exchange Offer” in the Prospectus. The undersigned recognizes that as a result of these conditions the Company may not be required to accept any of the Outstanding Notes tendered hereby. In that event, the Outstanding Notes not accepted for exchange will be returned to the undersigned at the address shown in Box 2, “Description of Outstanding Notes Tendered,” unless otherwise indicated in Box 3, “Special Issuance/Delivery Instructions.”
If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, certificates for such unaccepted or non-exchanged Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.
Unless otherwise indicated in Box 3, “Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Outstanding Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Outstanding Notes accepted for exchange, be issued in the name(s) of, and delivered to, the undersigned (and in the case of Outstanding Notes tendered by book-entry transfer, by credit to the account of DTC indicated therein).
In the event that Box 3, “Special Issuance/Delivery Instructions,” is completed, the undersigned hereby request(s) that any Outstanding Notes representing principal amounts not tendered or not accepted for exchange, and that the Notes with respect to Outstanding Notes accepted for exchange, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated (the “New Noteholder”), or in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated therein maintained at DTC (the “New Account”). The undersigned hereby further represents and warrants that the New Noteholder or the holder of the New Account, as applicable, is a “professional investor” as defined in Chapter 37 of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited and the Securities and Futures Ordinance (Cap. 571) of Hong Kong. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance/Delivery Instructions” box to transfer any Outstanding Notes from the names of the registered holder(s) thereof or to issue any Notes in the name(s) of anyone other than the name(s) of the registered holder(s) of the Outstanding Notes in respect of which those Notes are issued, if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered. The undersigned recognizes that the undersigned must comply with all of the terms and conditions of the Indenture as amended or supplemented from time to time in accordance with its terms to transfer Outstanding Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).
For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Outstanding Notes (or defectively tendered Outstanding Notes with respect to which the Company has waived the defect) if, as and when the Company gives oral (confirmed in writing) or written notice thereof to the Exchange Agent.
The undersigned understands that the delivery and surrender of the Outstanding Notes is not effective, and the risk of loss of the Outstanding Notes does not pass to the Company, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent’s Message, if applicable, in lieu of the Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Outstanding Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
☐    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

(Include Zip Code)
Phone Number:
Contact Person:

BOX 4
PLEASE SIGN HERE
(To be completed by all tendering holders of Outstanding Notes regardless of whether Outstanding Notes are being physically delivered herewith)
By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Outstanding Notes listed in Box 2 above labeled “Description of Outstanding Notes Tendered” under the column heading “Principal Amount Tendered” (or if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Outstanding Notes described in that box).
This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) representing Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of those Outstanding Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.
SIGNATURE OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
(SEE GUARANTEE REQUIREMENT BELOW)

Dated
Name(s)
(Please Print)
Capacity (full title)
Area Code and Telephone No.
Tax Identification or Social Security No.

MEDALLION SIGNATURE GUARANTEE
(If Required — See Instructions 1 and 2)

Authorized Signature:

Name of Firm:
(Place Seal Here)

COMPLETE ACCOMPANYING FORM W-9

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
1.    Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”) (generally, a member of a registered national securities exchange or the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office in the United States (each, an “Eligible Institution”)), unless (a) the Outstanding Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) that has not completed Box 3 entitled “Special Issuance/Delivery Instructions” in this Letter of Transmittal or (b) the Outstanding Notes are tendered for the account of an Eligible Institution. If the Outstanding Notes are registered in the name of a person other than the signatory of this Letter of Transmittal if Outstanding Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if Notes are to be issued to someone other than the signatory of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Outstanding Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 2.
2.    Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If the registered holders of the Outstanding Notes tendered hereby sign this Letter of Transmittal, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Outstanding Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes.
If any of the Outstanding Notes tendered hereby are registered in the name of two or more holders, all registered holders must sign this Letter of Transmittal. If any of the Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If this Letter of Transmittal or any Outstanding Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.
When this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, no endorsements of the Outstanding Notes or separate instruments of transfer are required unless payment is to be made, or Outstanding Notes not tendered or exchanged are to be issued to a person other than the registered holders, in which case signatures on the Outstanding Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.
This Letter of Transmittal and Outstanding Notes should be sent only to the Exchange Agent, and not to the Company or DTC.
If this Letter of Transmittal is signed other than by the registered holder(s) of the Outstanding Notes tendered hereby, such Outstanding Notes must be endorsed or accompanied by appropriate instruments of transfer, and a duly completed proxy entitling the signer to tender those Outstanding Notes on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Outstanding Notes and signatures on those Outstanding Notes or instruments of transfer and proxy are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.
3.    Transfer Taxes. Except as set forth in this Instruction 3, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Outstanding Notes to it, or to its order, pursuant to the Exchange Offer. If Notes are to be issued or delivered to, or if Outstanding Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Outstanding Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
4.    Delivery of this Letter of Transmittal and Certificates. This Letter of Transmittal is to be used if (a) certificates for Outstanding Notes are to be physically delivered to the Exchange Agent herewith or (b) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent’s account at the DTC through ATOP, and an Agent’s Message is not delivered, each as set forth in the Prospectus. For holders whose Outstanding Notes are being delivered by book-entry transfer, delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message.

To validly tender Outstanding Notes pursuant to the Exchange Offer, the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) with any required signature guarantees, together with certificates for the Outstanding Notes, or an Agent’s Message, as the case may be, and any other documents required by this Letter of Transmittal.
THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR OUTSTANDING NOTES AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN THE PROSPECTUS, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.
All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Outstanding Notes tendered for exchange will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the right to waive any defects or irregularities in the tender or conditions of the Exchange Offer as to any particular Outstanding Notes. The interpretation of the Company of the terms and conditions of the Exchange Offer (including these Instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within the time determined by the Company. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in any tender or will incur any liability for failure to give any notice. Tenders of Outstanding Notes will not be deemed to have been made until irregularities have been cured or waived. Any certificates constituting Outstanding Notes received by the Exchange Agent that are not properly tendered or as to which irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.
5.    Partial Tenders and Withdrawal Rights. Tenders of Outstanding Notes will be accepted only in minimum denominations of US$200,000 and integral multiples of US$1,000 in excess thereof. If less than all the Outstanding Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the box entitled “Aggregate principal amount tendered.” In such case, new certificate(s) for the remainder of the Outstanding Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Outstanding Notes, promptly after the Expiration Date. All Outstanding Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn, as provided below, at any time prior to the Expiration Date. For the withdrawal of a tender to be effective, a written, telegraphic or facsimile transmitted notice of withdrawal must be received by the Exchange Agent at the address or number set forth above prior to the Expiration Date. Any notice of withdrawal must (a) specify the name of the person who tendered the Outstanding Notes, (b) identify the Outstanding Notes to be withdrawn, (c) if certificates for Outstanding Notes have been delivered to the Exchange Agent, specify the name in which the Outstanding Notes are registered, if different from that of the withdrawing holder, (d) if certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, submit the serial numbers of the particular certificates to be withdrawn, (e) if Outstanding Notes have been tendered using the procedure for book-entry transfer described above, specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of that facility, and (f) be signed in the same manner required by the Letter of Transmittal by which the Outstanding Notes were tendered (including any required signature guarantees, endorsements and/or powers). All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. The Outstanding Notes so withdrawn, if any, will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are withdrawn will be returned to the holder without cost to the holder as soon as practicable after withdrawal. Properly withdrawn Outstanding Notes may be retendered on or prior to the Expiration Date by following the procedures for tender described in this Letter of Transmittal. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such a notice.
6.    Form W-9. Each tendering holder (or other recipient of any Notes) who is a U.S. person (as defined for U.S. federal income tax purposes) is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal Employer Identification Number, and with certain other information, on Form W-9, which is provided below, and to certify that the holder (or other person) is not subject to backup withholding. Failure to provide the information on the Form W-9 may subject the tendering holder

(or other person) to a US$50 penalty imposed by the Internal Revenue Service and 24% federal income tax backup withholding on any payment. If the tendering holder (or other person) has not been issued a TIN, such holder should consult the W-9 General Instructions for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part I of the Form W-9, and sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, the Exchange Agent will withhold 24% on all reportable payments, if any, until a TIN is provided to the Exchange Agent. Tendering holders that are non-U.S. persons may be required to submit the appropriate IRS Form W-8, properly completed and signed under penalties of perjury, attesting to the holder’s foreign status. IRS forms may be requested from the Exchange Agent or obtained at the IRS website, www.irs.gov.
7.    Inadequate Space. If the space provided in the box captioned “Description of Outstanding Notes Tendered” is inadequate, the certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.
8.    Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Outstanding Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.
9.    Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number set forth below.
10.    Investor Profile. For the purposes of Box 2A:
“Institutional Professional Investor” refers to persons who fall under paragraphs (a) to (i) of the definition of “professional investor” under section 1 of Part 1 of Schedule 1 to the Securities and Futures Ordinance (Cap. 571) of Hong Kong (“SFO”), who are:
(a) any recognized exchange company, recognized clearing house, recognized exchange controller or recognized investor compensation company, or any person authorized to provide automated trading services under section 95(2) of the SFO;
(b) any intermediary, or any other person carrying on the business of the provision of investment services and regulated under the law of any place outside Hong Kong;
(c) any authorized financial institution, or any bank which is not an authorized financial institution but is regulated under the law of any place outside Hong Kong;
(d) any insurer authorized under the Insurance Ordinance (Cap. 41) of Hong Kong, or any other person carrying on insurance business and regulated under the law of any place outside Hong Kong;
(e) any scheme which (i) is a collective investment scheme authorized under section 104 of the SFO; or (ii) is similarly constituted under the law of any place outside Hong Kong and, if it is regulated under the law of such place, is permitted to be operated under the law of such place, or any person by whom any such scheme is operated;
(f) any registered scheme as defined in section 2(1) of the Mandatory Provident Fund Schemes Ordinance (Cap. 485) of Hong Kong, or its constituent fund as defined in section 2 of the Mandatory Provident Fund Schemes (General) Regulation (Cap. 485 sub. leg. A) of Hong Kong, or any person who, in relation to any such registered scheme, is an approved trustee or service provider as defined in section 2(1) of that Ordinance or who is an investment manager of any such registered scheme or constituent fund;
(g) any scheme which (i) is a registered scheme as defined in section 2(1) of the Occupational Retirement Schemes Ordinance (Cap. 426) of Hong Kong; or (ii) is an offshore scheme as defined in section 2(1) of that Ordinance and, if it is regulated under the law of the place in which it is domiciled, is permitted to be operated under the law of such place, or any person who, in relation to any such scheme, is an administrator as defined in section 2(1) of that Ordinance;
(h) any government (other than a municipal government authority), any institution which performs the functions of a central bank, or any multilateral agency; or

(i) any corporation which is (i) a wholly owned subsidiary of (A) an intermediary, or any other person carrying on the business of the provision of investment services and regulated under the law of any place outside Hong Kong; or (B) an authorized financial institution, or any bank which is not an authorized financial institution but is regulated under the law of any place outside Hong Kong; (ii) a holding company which holds all the issued share capital of (A) an intermediary, or any other person carrying on the business of the provision of investment services and regulated under the law of any place outside Hong Kong; or (B) an authorized financial institution, or any bank which is not an authorized financial institution but is regulated under the law of any place outside Hong Kong; or (iii) any other wholly owned subsidiary of a holding company referred to in subparagraph (ii).
“Corporate Professional Investor” refers to certain persons who fall under paragraph (j) of the definition of “professional investor” under section 1 of Part 1 of Schedule 1 to the SFO, who are:
Trust corporations: a trust corporation having been entrusted under one or more trusts of which it acts as a trustee with total assets of not less than HK$40 million at the relevant date or as ascertained in accordance with section 8 of the Securities and Futures (Professional Investor) Rules (Cap. 571 sub. Leg. D) of Hong Kong (“section 8”).

Corporations:
(a) a corporation having (i) a portfolio of not less than HK$8 million; or (ii) total assets of not less than HK$40 million, at the relevant date or as ascertained in accordance with section 8;
(b) a corporation which, at the relevant date, has as its principal business the holding of investments and is wholly owned by any one or more of the following persons: (i) a trust corporation specified above; (ii) an individual specified below; (iii) a corporation specified in this paragraph or paragraph (a); (iv) a partnership specified below; (v) a professional investor within the meaning of paragraph (a), (d), (e), (f), (g) or (h) of the definition of professional investor in section 1 of Part 1 of Schedule 1 to the SFO (see above); or
(c) a corporation which, at the relevant date, wholly owns a corporation referred to in paragraph (a) above.
“Individual Professional Investor” refers to certain persons who fall under paragraph (j) of the definition of “professional investor” under section 1 of Part 1 of Schedule 1 to the SFO, who are:
Individuals: (1) an individual having a portfolio of not less than HK$8 million at the relevant date or as ascertained in accordance with section 8, when any one or more of the following are taken into account: (a) a portfolio on the individual’s own account; (b) a portfolio on a joint account with the individual’s associate; (c) the individual’s share of a portfolio on a joint account with one or more persons other than the individual’s associate; (d) a portfolio of a corporation which, at the relevant date, has as its principal business the holding of investments and is wholly owned by the individual. (2) For the purposes of subsection (1) (c) above, an individual’s share of a portfolio on a joint account with one or more persons other than the individual’s associate is (a) the individual’s share of the portfolio as specified in a written agreement among the account holders; or (b) in the absence of an agreement referred to in paragraph (a), an equal share of the portfolio.
Partnerships: a partnership having (a) a portfolio of not less than HK$8 million; or (b) total assets of not less than HK$40 million, at the relevant date or as ascertained in accordance with section 8.
“Private Banking Client” should be broken down into Corporate Professional Investors or Individual Professional Investors, where possible. If a breakdown is unavailable, please include the principal amount of the Outstanding Notes tendered as those tendered by “Private Banking Clients” (which must, in any event, be a “professional investor” as defined in Chapter 37 of the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited and in the SFO).
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), OF
AN AGENT’S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR
TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION
Under U.S. federal income tax law, a holder whose tendered Outstanding Notes are accepted for exchange pursuant to the Exchange Offer is required to provide the Exchange Agent with the holder’s current TIN on Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If the holder is an individual, the TIN is generally his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a US$50 penalty imposed by the Internal Revenue Service. In addition, any payment made to the holder or other payee with respect to Outstanding Notes exchanged pursuant to the Exchange Offer or to Notes may be subject to a 24% back-up withholding tax. Failure to comply truthfully with the backup withholding requirements may also result in the imposition of severe criminal and/or civil fines and penalties.
Certain holders (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN or other appropriate Form W-8 (a “Form W-8”), signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8 can be obtained from the Exchange Agent. See the W-9 General Instructions for additional instructions.
If backup withholding applies, the Exchange Agent is required to withhold 24% of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the requisite information is properly provided.
Purpose of Form W-9
To prevent backup withholding on any payment made to a holder or other payee with respect to Outstanding Notes exchanged pursuant to the Exchange Offer or to Notes, the holder is required to notify the Exchange Agent of the holder’s current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that the holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment of all reportable payments made to me will be withheld.

Signature	Date	, 20

In order to tender, a holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for the Outstanding Notes and any other required documents to the Exchange Agent at the address set forth below or tender pursuant to DTC’s Automated Tender Offer Program. The Exchange Agent for the Exchange Offer is:
U.S. Bank National Association
111 Fillmore Ave E
Saint Paul, MN 55107
Attention: Corporate Actions
Fax: 651-466-7372
Email: Cts.specfinance@usbank.com

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	**THEN check the box for . . .**
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.